SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                   FORM 8-K/A

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 30, 2003


                               ROGERS CORPORATION
             [Exact name of Registrant as specified in its charter]


       Massachusetts                    1-4347                    06-0513860
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)

       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                      06263-0188
(Address of principal executive offices)                        (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)






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Item 2.  Acquisition or Disposition of Assets

As reported on the Current Report of Form 8-K filed on October 15, 2003, Rogers Corporation (the "Company") and 3M Company ("3M"), on September 30, 2003, executed a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which the Company acquired 3M's 50 percent interest in Durel Corporation ("Durel"), a 50/50 joint venture established between the Company and 3M in 1988.

Pursuant to the Purchase Agreement, on September 30, 2003, 3M delivered to the Company 1,000 of its $.01 per share par value common shares in Durel, representing 50 percent of the 2,000 outstanding common shares of Durel. The Company delivered to 3M $26 million in cash consideration, which was funded from the Company's available working capital. The purchase price was agreed upon following an arms length negotiation between the parties.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on October 15, 2003 to include Item 7(a) Financial Statements and Item 7(b) Pro Forma Financial Information.


Item 7.  Financial Statements and Exhibits

(a) Financial statements of business acquired

         The audited Durel Corporation Balance Sheets as of December 29, 2002 and December 30, 2001, and related Statements of Income, Statements of Shareholders' Equity and Statements of Cash Flows for the years ended December 29, 2002 and December 31, 2001, together with the Report of the Independent Auditors, have been filed with the Company's Annual Report on Form 10-K for fiscal year ended December 29, 2002 and are incorporated by reference herein.

         The unaudited Durel Corporation Balance Sheets as of September 28, 2003 and December 29, 2002, the unaudited Statements of Income for the nine-month period ended September 28, 2003 and September 29, 2002, and the unaudited Statements of Cash Flows for the nine-month period ended September 28, 2003 and September 29, 2002 are filed as Exhibit 99.1 to this Form 8-K/A.

(b)      Pro forma financial Information

         The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 28, 2003, and the related Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 28, 2003 and year ended December 29, 2002 of the Company and Durel Corporation are filed as Exhibit 99.2 to this Form 8-K/A.

(c)      Exhibits

         99.1 The unaudited Durel Corporation Balance Sheets as of September 28, 2003 and December 29, 2002, the unaudited Statements of Income for the nine-month period ended September 28, 2003 and September 29, 2002, and the unaudited Statements of Cash Flows for the nine-month period ended September 28, 2003 and September 29, 2002.

         99.2 Unaudited Pro Forma Condensed Combined Balance Sheet as of September 28, 2003, Unaudited Pro Forma Combined Statements of Income for the nine months ended September 28, 2003 and for the year ended December 29, 2002 of the Company and Durel Corporation and the related notes.



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                                    Signature



Pursuant to the requirements of section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ROGERS CORPORATION
                                  (Registrant)

Date: December 12, 2003       By   /s/James M. Rutledge
                                   --------------------
                                   James M. Rutledge
                                   Vice President, Finance and
                                   Chief Financial Officer